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                                                                EXHIBIT 10.7

                            REVOLVING PROMISSORY NOTE

$1,500,000                                                      November 1, 1996

         ON DEMAND, for value received, the undersigned, INDUSTRIAL TECHNOLOGIES, INC., a Delaware corporation and INTEC EUROPE, LTD., a Delaware corporation (collectively, the "Maker"), do hereby jointly and severally promise to pay to AMERICAN COMMERCIAL FINANCE CORPORATION, or order ("Lender"), at its office at 433 South Main Street, West Hartford, Connecticut 06110, or at such other place as the holder hereof (including Lender, hereinafter referred to as "Holder") may designate, the sum of up to ONE MILLION FIVE HUNDRED THOUSAND DOLLARS ($1,500,000), together with interest on the unpaid balance of this Note, beginning as of the date hereof, before or after maturity or judgment, at the rate of four percentage points (4.0%) per annum above the Prime Rate on a floating basis, which rate shall be computed and payable monthly in arrears on the basis of a Three Hundred Sixty (360) day year and actual days elapsed, together with all taxes levied or assessed on this Note or the debt evidenced hereby against the Holder, and together with all costs, expenses and attorneys' and other professional fees incurred in any action to collect this Note or to enforce, preserve, realize or foreclose any mortgage, security agreement or other agreement securing this Note or to preserve, enforce, protect or sustain the lien of said mortgage, security agreement or other agreement or in any litigation or controversy arising from or connected with said mortgage, security agreement or other agreement or this Note. The term "Prime Rate" as used herein shall mean the Prime Rate as published from time to time in the "Money Rates" section of The Wall Street Journal or any successor publication, or in the event that such rate is no longer published in The Wall Street Journal, a comparable index or reference selected by the Lender. The Prime Rate may not necessarily be the lowest or most favorable rate. Any change in the interest rate because of a change in the Prime Rate shall become effective, without notice or demand, on the first day of each month immediately following the month in which any change in the Prime Rate occurs so that the Prime Rate in effect on the last day of any month shall be the Prime Rate for interest computation purposes for the next succeeding month.

         The principal amount of this Note shall be advanced, at the sole discretion of Holder, pursuant to a Commercial Revolving Loan, Demand Loan and Security Agreement between Maker and Lender dated of even date herewith (the "Loan Agreement") and, notwithstanding the demand nature of this Note, is subject in all respects to the terms and conditions of the Loan Agreement, including, but not limited to, the repayment terms and the termination date set forth in the Loan Agreement. Advances and payments on this Note may be evidenced by borrowing certificates, a grid (if any) attached to this Note or similar certificates or documents, or by an internal ledger account of Lender which shall set forth, among other things, the principal amount of any advances and payments therefor. Maker shall pay interest, principal and all other sums due hereunder ON DEMAND. If demand is not sooner made, interest shall be due and payable on the first day of each and every month commencing on December 1, 1996 and continuing until the obligations evidenced by this Note are fully and finally paid. Holder may, in its sole discretion, charge any amounts due hereunder to Maker's revolving loan account maintained with Holder pursuant to the Loan Agreement.

         Without in any way limiting the demand nature of the indebtedness due hereunder, which shall at all times be payable ON DEMAND, Maker agrees that (i) if any installment of interest, principal or other sum due hereunder is not paid on demand or when it is otherwise due and payable hereunder, under this Note, the Loan Agreement or under any instrument



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evidencing any other obligation of Maker to Holder, including without limitation, that certain Demand Promissory Note in the original principal amount of $500,000 from Maker to Lender dated of even date herewith (the "Demand Note"); or (ii) if Maker or Holder shall terminate the Loan Agreement; or (iii) if Maker or any endorser hereof or any guarantor or surety of any obligation of Maker hereunder shall make an assignment for the benefit of creditors or suffer or permit the appointment of a receiver for any part of its property or suffer or permit the filing by or against it of any petition for adjudication, arrangement, reorganization or the like under any bankruptcy or insolvency law; or (iv) if Maker or any endorser hereof or any guarantor or surety of any obligation of Maker hereunder shall be in default under any other provision of this Note, the Loan Agreement, the Demand Note, or any mortgage, security agreement or any other agreement securing this Note, any other note by Maker to Holder, or in the payment or performance of any other obligation to Holder, or in the payment or performance of any other material obligation to any other person as a result of which such other person accelerates or requires the immediate performance of such obligation; or (v) if there shall be any material adverse change from the present condition or affairs (financial or otherwise) of Maker or any of the guarantors of the obligations of Maker, that in Holder's reasonable opinion impairs its security or increases its risk; then an event of default shall have occurred hereunder and, upon the happening of any such event, the entire indebtedness with accrued interest thereon due under this Note shall, at the option of Holder, accelerate and become immediately due and payable without notice or demand. Failure to exercise such option shall not constitute a waiver of the right to exercise the same in the event of any subsequent default. Upon the occurrence of such an event of default or demand for payment of any demand indebtedness owing by Maker to Holder, the interest rate on this Note shall automatically increase without notice to a floating per annum rate equal to four percentage points (4.0%) above the rate otherwise in effect hereunder.

         In the event of Maker's failure to pay any installment of interest, and/or to pay any other sum due hereunder or under the Loan Agreement for more than ten (10) days after the date it is due and payable, without in any way affecting Holder's right to make demand hereunder or to declare an event of default to have occurred, a late charge equal to five percent (5.0%) of such late payment shall be assessed against Maker and shall be due and payable immediately.

         Notwithstanding any provisions of this Note, it is the understanding and agreement of Maker and Holder (and any guarantors of Maker's liabilities) that the maximum rate of interest to be paid by Maker (or guarantors of Maker's liabilities) to Holder shall not exceed the highest or the maximum rate of interest permissible to be charged by a commercial lender such as Lender to a commercial borrower such as Maker under the laws of the State of Connecticut. Any amount paid in excess of such rate shall be considered to have been payments in reduction of principal.

         Maker, and each and all guarantors of this Note hereby give Holder a lien and right of setoff for all Maker's liabilities upon and against all the deposits, credits, collateral and property of Maker and guarantors, now or hereafter in the possession or control of Holder or in transit to it. Holder may, upon the occurrence of an event of default hereunder or upon demand for payment of any demand indebtedness owing from Maker to Holder, apply or set off the same, or any part thereof, to any liability of Maker even though unmatured.

         Notwithstanding the foregoing, if this Note is secured wholly or in part by the assignment of a life insurance policy or other agreement securing this Note, and the proceeds


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therefrom are paid to the Holder pursuant to such assignment or other agreement securing this Note, the Holder, at its option, may apply all or part of such proceeds to the outstanding principal balance of this Note, interest thereon and other obligations of Maker hereunder in such order as Holder, in its sole discretion, deems proper.

         Failure by Holder to insist upon the strict performance by Maker of any terms and provisions herein shall not be deemed to be a waiver of any terms and provisions herein, and Holder shall retain the right thereafter to insist upon strict performance by Maker of any and all terms and provisions of this Note or any document securing the repayment of this Note.

         MAKER HEREBY WAIVES TRIAL BY JURY IN ANY COURT AND IN ANY SUIT, ACTION OR PROCEEDING ON ANY MATTER ARISING IN CONNECTION WITH OR IN ANY WAY RELATED TO THE FINANCING TRANSACTIONS OF WHICH THIS NOTE IS A PART AND/OR THE ENFORCEMENT OF ANY OF HOLDER'S RIGHTS AND REMEDIES, INCLUDING, WITHOUT LIMITATION, TORT CLAIMS. MAKER ACKNOWLEDGES THAT IT MAKES THIS WAIVER KNOWINGLY, VOLUNTARILY, WITHOUT DURESS, AND ONLY AFTER CONSIDERATION OF RAMIFICATIONS OF THIS WAIVER WITH ITS ATTORNEYS. MAKER FURTHER ACKNOWLEDGES THAT LENDER HAS NOT AGREED WITH OR REPRESENTED TO MAKER THAT THE PROVISIONS OF THIS PARAGRAPH WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

         MAKER AND EACH AND ALL GUARANTORS OF THIS NOTE ACKNOWLEDGE THAT THE LOAN EVIDENCED BY THIS NOTE IS A COMMERCIAL TRANSACTION AND WAIVE THEIR RIGHTS TO NOTICE AND HEARING UNDER CHAPTER 903a OF THE CONNECTICUT GENERAL STATUTES, OR AS OTHERWISE ALLOWED BY ANY STATE OR FEDERAL LAW WITH RESPECT TO ANY PREJUDGMENT REMEDY WHICH HOLDER MAY DESIRE TO USE, AND FURTHER WAIVES ITS RIGHTS TO REQUEST THAT HOLDER POST A BOND, WITH OR WITHOUT SURETY, TO PROTECT SAID MAKER AGAINST DAMAGES THAT MAY BE CAUSED BY ANY PREJUDGMENT REMEDY SOUGHT OR OBTAINED BY HOLDER. Maker further waives diligence, demand, presentment for payment, notice of nonpayment, protest and notice of protest, and notice of any renewals or extensions of this Note, and all rights under any statute of limitations, and all guarantors agree that the time for payment of this Note may be extended at Holder's sole discretion, without impairing their liability thereon, and further consent to the release of all or any part of the security for the payment hereof, at the discretion of Holder, or the release of any party liable for this obligation without affecting the liability of the other parties hereto. MAKER ACKNOWLEDGES THAT IT MAKES THIS WAIVER KNOWINGLY, VOLUNTARILY, WITHOUT DURESS AND ONLY AFTER CONSIDERATION OF THE RAMIFICATIONS OF THIS WAIVER WITH ITS ATTORNEYS. MAKER FURTHER ACKNOWLEDGES THAT LENDER HAS NOT AGREED WITH OR REPRESENTED TO MAKER THAT THE PROVISIONS OF THIS PARAGRAPH WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

         This Note shall be governed by and construed in accordance with the laws of the State of Connecticut (but not its conflicts of law provisions).



         References in this Note to the Maker in the singular shall include the plural and all obligations herein contained are and shall be joint and several.

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                                             INDUSTRIAL TECHNOLOGIES, INC.

                                             By:      /s/ G.W Stewart
                                                 -----------------------------

                                                  Its   President/CEO



                                             INTEC EUROPE, LTD.

                                             By:      /s/ G.W Stewart
                                                 -----------------------------

                                                  Its   President/CEO